UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 22, 2018

GRAFTECH INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

982 Keynote Circle

Brooklyn Heights, OH 44131

(Address of Principal Executive Offices)  (Zip Code)

(216) 676-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02                                           Results of Operations and Financial Condition.

On January 22, 2018, in connection with a presentation to potential lenders, GrafTech International Ltd. (the “Company”) intends to provide certain information regarding the Company’s historical results. This information is furnished herewith as Exhibit 99.1.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company is in advanced discussions with a seasoned public company steel industry operating and commercial executive with significant experience in various market environments to complement the leadership team and join the Company in the near future as its next Chief Executive Officer (CEO). The Company expects Denis Turcotte, a current Director, to become the new Executive Chairman of the Board. Jeff Dutton, the current CEO and Director, and Peter Gordon, the current Chairman, are expected to remain with the Company as Directors. Quinn Coburn, the Company’s Chief Financial Officer, will continue to lead the Company’s finance, treasury, and investor relations teams.

Item 7.01                                           Regulation FD Disclosure.

On January 22, 2018, the Company intends to provide certain additional information to potential lenders in connection with the presentation described above. This additional information is furnished herewith as Exhibit 99.2.

Item 9.01                                           Financial Statements and Exhibits

(d)          Exhibits

Exhibits 99.1 and 99.2 are furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibits be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Exhibit No.	Description

99.1	Certain historical results for selected periods for GrafTech International Ltd.
99.2	Regulation FD disclosure for GrafTech International Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: January 22, 2018	By:	/s/ Quinn J. Coburn
Quinn J. Coburn
Vice President and Chief Financial Officer